UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

COHERENT CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Vote Virtually at the Meeting* November 13, 2025 12:00 p.m. Eastern Standard Time / 9:00 a.m. Pacific Standard Time Virtually at: www.virtualshareholdermeeting.com/COHR2025 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! COHERENT CORP. 2025 Annual Meeting Vote by November 12, 2025 11:59 PM ET For complete information and to vote, visit www.ProxyVote.com Control # V79855-P36860 You invested in COHERENT CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on November 13, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report to Shareholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 30, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

COHERENT CORP. 2025 Annual Meeting Vote by November 12, 2025 11:59 PM ET THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com V79856-P36860 Voting Items Board Recommends 1. Election of the Class Two Directors nominated by the Board of Directors for a three-year term to expire at the annual meeting of shareholders in 2028. Nominees: 1a. Enrico DiGirolamo For 1b. David L. Motley For 1c. Lisa Neal-Graves For 1d. Shaker Sadasivam For 1e. Michelle Sterling For 2. Non-binding advisory vote to approve compensation paid to named executive officers in fiscal year 2025. For 3. Ratification of the Audit Committee’s selection of Ernst & Young LLP as the Company’s Independent registered public accounting firm for the fiscal year ending June 30, 2026. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.